Supplemental Cash Flow Information - Schedule of Reconciliation of Cash, Cash Equivalents and Restricted Cash - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Supplemental Cash Flow Elements [Abstract]
Cash and cash equivalents	$ 206,762	$ 160,221	$ 149,014	$ 244,241
Restricted cash – current	8,358	53,689	38,329	22,326
Restricted cash – long-term	42,823	39,381	35,521	72,868
Total	$ 257,943	$ 253,291	$ 222,864	$ 339,435